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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 29, 1998



                            Ralcorp Holdings, Inc.
            (Exact name of registrant as specified in its charter)

    Missouri                         1-12619                     43-1766315
(State or other                    (Commission               (I.R.S. Employer
Jurisdiction of                    File Number)            Identification  No.)
                                 Incorporation)

800 Market Street, Suite 2900
     St. Louis, MO                                   63101
  (Address of principal                           (Zip  Code)
   executive offices)

                                (314) 877-7000
             (Registrant's telephone number, including area code)



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Item  5.          Other  Events.

In a press  release dated July 29, 1998, a copy of which is attached hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced they have signed a definitive agreement to sell its Beech-Nut Nutrition Corporation subsidiary for $68 million in cash. Additionally, in a press release dated July 29, 1998, a copy of which is attached hereto as Exhibit 99.2 and the text of which is incorporated by reference herein, the Registrant announced its earnings for the fiscal quarter and nine month periods ended June 30, 1998 including pro forma financial information after giving effect to the announced planned divestiture of Beech-Nut Nutrition Corporation. Upon consummation of the sale of Beech-Nut, the Registrant will file additional pro forma financial information as required by applicable laws and regulations.

Item  7.          Financial  Statements  and  Exhibits.

Exhibit  99.1        Press release dated July 29, 1998

Exhibit  99.2        Press release dated July 29, 1998



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           RALCORP HOLDINGS, INC.
                                                 (Registrant)


Date: August 6, 1998                       By:  /s/ T. G. Granneman
                                                -------------------
                                                Duly Authorized Signatory and
                                                Chief Accounting Officer

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                                 EXHIBIT INDEX


Exhibit
Number                    Description
------                    -----------


Exhibit  99.1        Press release dated July 29, 1998

Exhibit  99.2        Press release dated July 29, 1998